                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 1, 2005
                                                 -------------------------------

                               Amistar Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          California                       0-13403                95-2747332
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)

           237 Via Vera Cruz, San Marcos, California           92078-2698
--------------------------------------------------------------------------------
            (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code    (760)471-1700
                                                   -----------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

     On September 1, 2005, Amistar Corporation received a notice from The Nasdaq Stock Market Listing Qualifications Department informing Amistar of Nasdaq's decision to delist Amistar's common stock from the Nasdaq Smallcap Market effective the open of business on September 12, 2005. The notice from Nasdaq stated that the decision to delist Amistar's common stock was because of Amistar's failure to comply with Rule 4310(c)(2)(B) requiring Amistar to have
(i) a minimum of $2,500,000 in stockholders' equity, (ii) $35,000,000 market value of listed securities or (iii) $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years. Amistar does not intend to appeal this decision.

     On September 7, 2005, Amistar issued a press release announcing the decision of Nasdaq to delist Amistar's common stock. The Amistar press release is attached hereto as Exhibit 99.1

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

             Exhibit
             Number                          Description
             ------                          -----------

             99.1         Press Release of Amistar Corporation dated
                          September 7, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    AMISTAR CORPORATION
                                             -----------------------------------
                                                       (Registrant)


Date  September 7, 2005                      /s/ Gregory D. Leiser
                                             -----------------------------------
                                             Gregory D. Leiser
                                             Vice President Finance and
                                             Chief Financial Officer

                                  EXHIBIT INDEX


    EXHIBIT
    NUMBER                         EXHIBIT DESCRIPTION
-------------   ----------------------------------------------------------------
       99.1     Press Release of Amistar Corporation dated September 7, 2005